UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2024

Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	DOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)            Departure of Directors or Certain Officers

Christine N. Garvey and David B. Henry retired from the Board of Directors (the “Board”) of Healthpeak Properties, Inc. (the “Company”) effective immediately prior to the 2024 annual meeting of stockholders held on April 25, 2024 (the “Annual Meeting”). In connection with their retirements pursuant to the Company’s director term limit policy, the Board reduced its size from thirteen to eleven directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were present, in person or by proxy, 636,242,256 shares of the Company’s common stock, which represented approximately 89.66% of the shares entitled to vote and constituted a quorum.

Set forth below are the voting results for the three proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 13, 2024.

Proposal 1. All of the nominees listed below were elected to the Board of Directors of the Company, each having received the affirmative vote of a majority of the votes cast.

	For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
Scott M. Brinker	582,831,626	4,068,380	479,750	48,862,500	99.31%
Katherine M. Sandstrom	553,781,817	33,118,908	479,031	48,862,500	94.36%
John T. Thomas	583,191,586	3,710,222	477,948	48,862,500	99.37%
Brian G. Cartwright	578,484,811	8,390,456	504,489	48,862,500	98.57%
James B. Connor	579,928,038	6,962,013	489,705	48,862,500	98.81%
R. Kent Griffin, Jr.	579,229,541	7,662,898	487,317	48,862,500	98.69%
Pamela J. Kessler	583,698,642	3,222,110	459,004	48,862,500	99.45%
Sara G. Lewis	566,873,595	20,035,240	470,921	48,862,500	96.59%
Ava E. Lias-Booker	583,544,342	3,331,289	504,125	48,862,500	99.43%
Tommy G. Thompson	582,923,497	3,962,088	494,171	48,862,500	99.32%
Richard A. Weiss	583,029,763	3,864,720	485,273	48,862,500	99.34%

Proposal 2. The advisory vote to approve 2023 executive compensation was approved.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
548,270,776	38,235,408	873,572	48,862,500	93.48%

Proposal 3. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was approved.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
620,953,588	14,829,272	459,396	N/A	97.67%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2024	HEALTHPEAK PROPERTIES, INC.

	By:	/s/ Jeffrey H. Miller
Jeffrey H. Miller
General Counsel